Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Summary of computation of diluted net loss per share attributable to common stockholders	The Company excluded the following from the computation of diluted net loss per share attributable to common stockholders because including them would have had an anti-dilutive effect:

	Year Ended December 31,
	2023	2022
Series A convertible preferred stock	47,628,788	47,628,788
Series A-1 convertible preferred stock	6,500,000	6,500,000
Series B convertible preferred stock:	54,689,627	54,689,627
Options to purchase common stock	23,165,393	22,997,639
Warrants to purchase common stock	377,899	166,371